--------------------------------------------------------------------------------

Chairman's Letter

--------------------------------------------------------------------------------

August 9, 1999

Dear Fellow Shareholders:

         As all but the most casual market observers know, the stock market over the past year or two has been led by a relative handful of companies characterized by high expected growth rates. Stocks characterized by the sorts of measures used by value investors (low price/Earnings ratios, low price/Book ratios, etc.) have been generally treated with suspicion or disdain.

         We must ask ourselves, are stocks and their P/Es already reflecting an ideal inflation and interest rate environment. If so, a return to more normal P/Es may lie ahead, as ideal situations have a tendency to deteriorate. In that sort of environment, doesn't it make sense, after an extraordinary period of growth based largely on P/E multiple expansion, to invest in stocks with below average P/E ratios, particularly if the stocks have better-than-average earnings growth rates?

         Addison Capital has a long history of successful value investing and our portfolios are well positioned to benefit from a renewal of interest in some less appreciated stocks. Our portfolios have average P/E and Price/Book Value ratios that are about 60% of the same measures for the S&P 500. Yet our portfolios also have earnings growth and profitability measures that are comparable to or better than the average for the S&P 500.

         We appreciate your continued confidence in our commitment to value and believe this approach will be successful in dealing with the challenges in the year ahead.

                                             Sincerely,

                                             /s/ Rudolph C. Sander
                                             -----------------------------------
                                             Rudolph C. Sander

--------------------------------------------------------------------------------

President's Letter

--------------------------------------------------------------------------------

Dear Fellow Shareholders:

         The fiscal year ended June 30 was a volatile period for equity investors. The headline news was the robust returns experienced by the "Nifty Fifty" and by high tech, Internet and telecommunications issues, but there have been some dramatic changes in market leadership during the last few months. Indeed, as the economy's remarkable strength has persisted, concern has grown that such strong growth will inevitably lead to an upturn in inflation. Whether the bond market reflected that concern in raising yields or merely anticipated action by the Federal Reserve to raise rates may not matter, but the specter of inflation suggested a return of "pricing power" for basic industry, and in April, basic industry stocks took off. In a period of about three weeks many of these industrial and commodity cyclical issues rose as much as 50% and small and mid-cap issues also came to life. Energy stocks had already been strong, beginning in the middle of February as the price of crude oil apparently began to respond to OPEC production cutbacks. At the same time, the prior leadership, the "Nifty Fifty" began to act as though their high valuations were suddenly suspect. The market's leadership gradually shifted back to the old favorites in June. Nevertheless, we believe that it is likely that the extraordinary rotation of leadership that occurred late in the first quarter and early in the second quarter heralds the long awaited broadening of the market that we referred to in our Semi-Annual Report.

         Earnings forecasts for the S&P 500, which had been revised downward regularly last year, seem to be on a steadily upward course and two-thirds of companies have reported earnings better than analysts' estimates for the recent quarter. It appears that overseas economies are firming, and this has tended to reinforce the expectation that commodity prices are bound to rise and further interest rate hikes are in the offing. Thus far, however, outside of selected commodities such as oil, which has risen substantially, most industrial materials prices appear to have only stabilized from previous declines. On that basis, it is a little early to say that there is price inflation on the way. The employment picture and hourly earnings are another area of concern, as employment growth has been so robust that higher wages are inevitable. If the last couple of years' growth in productivity starts to erode, the higher wages will start to have an impact on costs in the overall economy. Growth by itself is obviously not inflationary, but some of its components can get out of balance. Alan Greenspan and the Fed Governors must be given some credit for their "management" through the current expansion. We can be reasonably certain that any inflation signs will trigger action by the Fed. What that will mean for stocks is less certain, although on a relative basis, history suggests better returns for value stocks than for growth stocks in periods of higher interest rates.

         Whether on an absolute or a relative basis, our performance over the past fiscal year was undeniably disappointing. An honest self-appraisal reveals these mistakes in our decision making:

         1) Poor timing of sales and purchases in a year with sizeable price volatility. We have begun to make more use of a variety of technical indicators to aid in selecting entry and exit points more effectively.

         2) We failed to be as decisive in eliminating stocks where earnings fell short of expectations as we should have been. The market reaction to earnings disappointments has been swift and brutal, knocking prices down 20% and more in a day or two. We have to pay more attention to the direction of estimate revisions.

         3) Incorrect sector weights. Our portfolio wasn't sufficiently concentrated in industrial and commodity cyclical issues when the market turned. Our cyclical stocks were primarily consumer cyclicals. We had a large bet in financial issues, but not enough in the money center banks and brokers.

         4) We owned too many stocks that fell into or remained in that area we try to avoid -- the "Value Trap" -- where stocks are cheap for good reasons. There aren't catalysts for them to move up in price. We look for improving earnings in a broadening market to provide that catalyst.

         Some of these observed failures are more fixable than others. The task of making the correct sector weight bets is one of the most difficult for us, given our bottom-up stock picking based on quantitative and fundamental factors. In the past, however, the stock selection process was sufficiently effective that sector weights were less critical. In a broader stock market advance such as that which we hope we have re-entered, with stronger overseas growth catching up with the strong U.S. economy, we look forward to better performance.

         Through the quarter just ended, the returns on the Fund and the various indices were as follows:

                     Total Returns for periods ended 6/30/99
                     ---------------------------------------
                                              Year-    12
                                    Qtr      to-date  months
                                    ---      -------  ------
         Addison Capital Shares     5.0%      1.3%     -6.0%
         S&P 500                    7.1%     12.4%     22.8%
         S&P 500/BARRA Value       10.8%     14.0%     16.5%
         MidCap 400/
           BARRA Value             14.9%      5.7%      5.1%
         Lipper G&I
           Funds Index              9.0%     11.0%     14.5%

         The past year has been a difficult and disappointing stretch for us, where for most of the period our stock selection model had perverse results (the most favorably ranked stocks performed worse than the unattractively ranked stocks). The recent results suggest that things are back to a more normal relationship, and the long-awaited rebound of value stocks may have just begun, especially if the length of growth stocks' period of superior returns is any indication. A normal cycle lasts anywhere from twelve months to three years, so we may be in the early innings.


                                          Sincerely,

                                          /s/ Radcliffe Cheston
                                          --------------------------------------
                                          Radcliffe Cheston

FUND PROFILE
Addison Capital Shares
As of June 30, 1999

Portfolio Characteristics
-------------------------
                                              S&P       S&P 500/
                                   Addison    500     BARRA Value
                                   -------    ---     -----------
Number of Stocks                     44       500        374
Median Market Cap                  $7.1B     $8.6B      $6.8B
Price/Earnings Ratio               21.2x     35.4x      29.6x
Price/Book Ratio                    3.7x      5.9x       3.1x
Dividend Yield                      2.0%      1.2%       1.7%
Return on Equity                   18.6%     19.9%      14.4%
Earnings Growth Rate               15.1%     10.7%       7.5%

Ten Largest Holdings (% of total net assets)
--------------------------------------------
American International
   Group                                         2.9%
Chase Manhattan
   Corporation                                   2.8
BP Amoco ADS                                     2.8
Ethan Allen Interiors                            2.8
Premark International                            2.8
Vulcan Materials Co.                             2.7
Xerox Corp.                                      2.7
Pentair Industries Inc.                          2.7
Morgan Stanley
   Dean Witter Discover                          2.7
Ross Stores Inc.                                 2.6
-----------------------------------------------------------------
Top Ten                                         27.4%

Sector Diversification (% of Common Stocks)
-------------------------------------------
                                              S&P       S&P 500/
                                   Addison    500     BARRA Value
                                   -------    ---     -----------
Basic Materials                       8%       3%         9%
Capital Goods                        11%       8%         6%
Consumer Cyclicals                   19%      10%        16%
Consumer Staples                      5%      13%         4%
Energy                                8%       6%        12%
Financial Services                   25%      16%        32%
Health Care                           4%      11%         3%
Technology                            9%      22%         9%
Utilities                            11%      12%         9%

                               Glossary of Terms

Dividend Yield: The current annualized rate of dividend divided by the current price per share. For the fund or unmanaged index, the average of all the yields of all the stocks held.

Earnings Growth Rate: The average annual rate of growth of earnings of stocks in the fund or unmanaged index, measured over the past five years.

Median Market Cap: The midpoint of the range of market capitalization (market price multiplied by shares outstanding) of the stocks in the fund or unmanaged index. Half of the stocks in the fund or index have market capitalizations above the median and half have smaller market capitalizations.

Price/Book Ratio: The ratio of the price of a share of a stock divided by its book value, or net worth, per share. For a fund or index, the average of all the stocks held.

Price/Earnings Ratio: The ratio of a stock's current price divided by its per share earnings over the past year. For a fund or index, the average of the P/E ratios held in the portfolio. P/E ratio is used as an indicator of expectations about a company's prospects. A high P/E suggests a higher level of expectations about a company's growth prospects.

Return on Equity: A measure of corporate profitability. The average annual rate of return earned by a company over the past five years. The ratio of net income divided by shareholder's equity. For a fund or unmanaged index, the average return on equity of all stocks held.


          Comparison of $10,000 Investments in Addison Capital Shares vs. the S&P 500 Index and the Lipper Growth & Income Index


         Addison Capital Shares        S&P 500               Lipper G&I
         ----------------------        -------               ----------
9/15/86         $10,000                $10,000                $10,000
1987            $12,714                $13,449                $12,721
1988            $11,614                $12,532                $12,398
1989            $13,399                $15,082                $14,587
1990            $14,966                $17,578                $15,915
1991            $15,774                $18,901                $16,860
1992            $17,341                $21,427                $19,256
1993            $20,978                $24,351                $22,464
1994            $20,407                $24,694                $23,390
1995            $24,715                $31,117                $27,872
1996            $31,121                $39,203                $34,039
1997            $41,142                $52,805                $43,594
1998            $49,122                $68,731                $53,560
1999            $46,160                $84,351                $61,315

                             Addison Capital Shares
              Equity Portfolio Sector Weights as of June 30, 1999

                  Basic Materials                    8.0%
                  Capital Goods                     11.0%
                  Consumer Cyclicals                19.0%
                  Consumer Staples                   5.0%
                  Energy                             8.0%
                  Financial Services                25.0%
                  Health Care                        4.0%
                  Technology                         9.0%
                  Utilities                         11.0%

--------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                 June 30, 1999
--------------------------------------------------------------------------------

                                                            Number
                                                              of         Value
                                                            Shares     (Note A)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------
Aerospace -- 2.4%
  Textron, Incorporated .........................           18,000  $ 1,481,625
                                                                    -----------
Apparel -- 2.1%
  VF Corporation ................................           30,000    1,282,500
                                                                    -----------
Automobiles & Related -- 2.0%
  General Motors Corporation ....................           18,500    1,221,000
                                                                    -----------
Automotive Parts-Equipment -- 0.4%
  Delphi Automotive
    Systems Corporation .........................           12,930      240,013
                                                                    -----------
Banking -- 7.4%
  Charter One Financial,
    Incorporated ................................           52,659    1,464,578
  Chase Manhattan Corporation ...................           20,000    1,732,500
  First Union Corporation .......................           28,000    1,316,000
                                                                    -----------
                                                                      4,513,078
                                                                    -----------
Capital Goods -- 2.5%
  Ingersoll Rand Corporation ....................           24,000    1,551,000
                                                                    -----------
Chemicals -- 2.5%
  DuPont (E.I.) De Nemours
    and Company .................................           22,000    1,502,875
                                                                    -----------
Computers -- 3.6%
  Compaq Computer, Incorporated .................           40,200      952,237
  Gateway, Incorporated*** ......................           21,550    1,271,450
                                                                    -----------
                                                                      2,223,687
                                                                    -----------
Construction Materials -- 2.7%
  Vulcan Materials Company ......................           34,640    1,671,380
                                                                    -----------
Consumer Products -- 5.1%
  Fortune Brands Incorporated ...................           35,000    1,448,125
  Premark International,
    Incorporated ................................           45,000    1,687,500
                                                                    -----------
                                                                      3,135,625
                                                                    -----------
Data Processing -- 1.3%
  Sterling Software, Incorporated*** ............           30,000      800,625
                                                                    -----------
Electronics -- 2.5%
  Central and South West
    Corporation. ................................           40,000      935,000
  Intel Corporation .............................           10,000      595,000
                                                                    -----------
                                                                      1,530,000
                                                                    -----------
                                                            Number
                                                              of         Value
                                                            Shares     (Note A)
--------------------------------------------------------------------------------
Finance -- 3.8%
  Citigroup, Incorporated .......................           15,000  $   712,500
  Morgan Stanley
    Dean Witter & Company .......................           16,000    1,640,000
                                                                    -----------
                                                                      2,352,500
                                                                    -----------
Home Appliance -- 2.2%
  Maytag Corporation ............................           19,000    1,324,062
                                                                    -----------
Home Furnishing/Housewares -- 2.8%
  Ethan Allen Interiors,
    Incorporated. ...............................           45,000    1,698,750
                                                                    -----------
Insurance -- 12.2%
  Allstate Corporation. .........................           36,000    1,291,500
  American General Corporation. .................           19,000    1,432,125
  American International Group,
    Incorporated ................................           15,049    1,761,674
  Cigna Corporation. ............................           18,000    1,602,000
  Reliastar Financial Corporation. ..............           32,000    1,400,000
                                                                    -----------
                                                                      7,487,299
                                                                    -----------
International Oils -- 2.4%
  Exxon Corporation .............................           19,000    1,465,375
                                                                    -----------
Machinery -- 2.7%
  Pentair, Incorporated .........................           36,000    1,647,000
                                                                    -----------
Medical Supplies -- 1.5%
  Becton Dickinson and Company ..................           30,000      900,000
                                                                    -----------
Natural Gas -- 5.0%
  BP Amoco PLC Sponsored ADR ....................           15,880   1,722, 980
  Columbia Energy Group. ........................           21,100    1,322,706
                                                                    -----------
                                                                      3,045,686
                                                                    -----------
Office Equipment -- 2.7%
  Xerox Corporation. ............................           28,000    1,653,750
                                                                    -----------
Oil Equipment & Services -- 2.4%
  Halliburton Company. ..........................           32,000    1,448,000
                                                                    -----------
Paper & Forest Products -- 2.3%
  Rayonier, Incorporated. .......................           28,000    1,394,750
                                                                    -----------
Publishing -- 2.1%
  Knight Ridder, Incorporated. ..................           24,000    1,318,500
                                                                    -----------
Real Estate -- 3.6%
  Duke Realty Investments,
    Incorporated ................................           50,000    1,128,125
  Health Care Property Investors,
    Incorporated. ...............................           37,778    1,090,840
                                                                    -----------
                                                                      2,218,965
                                                                    -----------
6

-------------------------------------------------------------------------------
                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                 June 30, 1999
-------------------------------------------------------------------------------

                                                            Number
                                                              of         Value
                                                            Shares     (Note A)
--------------------------------------------------------------------------------
Retail Food Chains -- 2.5%
  Great Atlantic and
    Pacific Tea Company .........................           45,000  $ 1,521,563
                                                                    -----------
Retail Merchandising -- 4.8%
  BJ's Wholesale Club,
    Incorporated*** .............................           50,000    1,503,125
  Dayton Hudson Corporation. ....................           22,200    1,443,000
                                                                    -----------
                                                                      2,946,125
                                                                    -----------
Retail Store -- 2.6%
  Ross Stores, Incorporated .....................           32,000    1,612,000
                                                                    -----------
Telecommunications -- 2.5%
  AT&T Corporation ..............................           27,000    1,506,938
                                                                    -----------
Utilities -- Electric -- 3.2%
  Duke Energy Corporation. ......................           19,332    1,051,178
  Nisource, Incorporated ........................           34,640      894,145
                                                                    -----------
                                                                      1,945,323
                                                                    -----------
Utilities -- Natural Gas -- 2.0%
  NICOR, Incorporated ...........................           32,886    1,251,723
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $38,168,008)                                                 59,891,717
                                                                    -----------

                                                         Principal       Value
                                                           Amount      (Note A)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS** -- 2.7%
-------------------------------------------------------------------------------
  PNC Bank $1,633,000 at 3.75%
    (Agreement dated 06/30/99, to
    be repurchased at $1,633,170 on 07/01/99;
    collateralized by $1,710,000 Federal
    Home Loan Mortgage Corporation, 5.50%,
    due 01/15/11) (Value $1,673,757 --
    Cost $1,633,000) ............................      $ 1,633,000  $ 1,633,000
                                                                    -----------
TOTAL INVESTMENTS
  (Cost $39,801,008*) ...........................           100.5%   61,524,717
Liabilities in excess of
   Other Assets .................................            (0.5%)    (325,790)
                                                       -----------  -----------
Net Assets ......................................           100.0%  $61,198,927
                                                       ===========  ===========

  * Aggregate cost for federal income tax purposes was $39,801,008. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
         Gross Appreciation ..............  $22,153,736
         Gross Depreciation ..............     (430,027)
                                            -----------
            Net Appreciation .............  $21,723,709
                                            ===========

 ** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.

*** Non-income producing security.
===============================================================================



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
-------------------------------------------------------------------------------
                                 June 30, 1999
-------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $39,801,008) ..................       $61,524,717
  Cash ......................................................               679
  Receivables:
    Dividends ...............................................            49,950
    Interest ................................................               170
    Fund shares sold ........................................            21,379
  Prepaid expense ...........................................            11,065
                                                                    -----------
-------------------------------------------------------------------------------
      TOTAL ASSETS ..........................................        61,607,960
                                                                    -----------
-------------------------------------------------------------------------------
LIABILITIES:
  Payable:
    Fund shares repurchased .................................           303,899
  Accrued expenses ..........................................           105,134
                                                                    -----------
-------------------------------------------------------------------------------
      TOTAL LIABILITIES .....................................           409,033
                                                                    -----------
-------------------------------------------------------------------------------
NET ASSETS ..................................................       $61,198,927
                                                                    ===========
SHARES OUTSTANDING ..........................................         2,064,964
                                                                    ===========
===============================================================================
NET ASSET VALUE PER SHARE ($61,198,927 / 2,064,964 shares) ..            $29.64
                                                                    ===========
===============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING:
  Paid-in capital ...........................................       $36,539,975
  Undistributed net investment income .......................            54,534
  Undistributed net realized gains ..........................         2,880,709
  Unrealized appreciation on investments ....................        21,723,709
                                                                    -----------
                                                                    $61,198,927
                                                                    ===========
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
                            Statement of Operations
-------------------------------------------------------------------------------
                        For the Year Ended June 30, 1999
-------------------------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends ...............................................        $1,280,798
    Interest ................................................           121,497
                                                                    -----------
-------------------------------------------------------------------------------
    Total Income ............................................         1,402,295
                                                                    -----------
-------------------------------------------------------------------------------
  Expenses:
    Investment advisory fee .................................           506,771
    Distribution fee ........................................           270,278
    Shareholder servicing ...................................           168,924
    Administration fee ......................................            87,696
    Transfer agent fee ......................................            48,500
    Insurance ...............................................            16,609
    Federal and state registration fees .....................            21,000
    Audit ...................................................            23,500
    Custodian fee ...........................................            19,268
    Printing ................................................            18,500
    Directors' fee ..........................................            17,000
    Legal fee ...............................................            23,000
    Miscellaneous ...........................................             8,000
    State taxes .............................................             6,000
                                                                    -----------
-------------------------------------------------------------------------------
    Total Expenses ..........................................         1,235,046
                                                                    -----------
-------------------------------------------------------------------------------
      Net Investment Income .................................           167,249
                                                                    -----------
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions ............         2,880,655
    Change in unrealized appreciation of investments ........        (8,536,960)
                                                                    -----------
-------------------------------------------------------------------------------
      Net Loss on Investments ...............................        (5,656,305)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........       ($5,489,056)
                                                                    ===========
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                             For the year      For the year
                                                                                ended              ended
                                                                            June 30, 1999     June 30, 1998
                                                                            -------------     -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income ...............................................    $   167,249       $   223,065
    Net realized gain from security transactions ........................      2,880,655         6,325,657
    Change in unrealized appreciation of investments ....................     (8,536,960)        6,427,673
                                                                             -----------       -----------
----------------------------------------------------------------------------------------------------------

    Net increase (decrease) in net assets resulting from operations .....     (5,489,056)       12,976,395
                                                                             -----------       -----------
----------------------------------------------------------------------------------------------------------

  Distributions to shareholders:
    Net investment income ($0.09 and $0.13 per share, respectively) .....       (212,483)         (283,838)
    Capital gains ($1.67 and $3.62 per share, respectively) .............     (4,082,558)       (7,862,175)
                                                                             -----------       -----------
      Total distributions ...............................................     (4,295,041)       (8,146,013)
                                                                             -----------       -----------

  Capital share transactions:
    Net increase (decrease) in net assets derived from capital
      share transactions* ...............................................    (10,528,835)       10,072,025
                                                                             -----------       -----------
      Total increase (decrease) in net assets ...........................    (20,312,932)       14,902,407
                                                                             -----------       -----------
----------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of year .....................................................     81,511,859        66,609,452
                                                                             -----------       -----------
  End of year** .........................................................    $61,198,927       $81,511,859
                                                                             ===========       ===========
==========================================================================================================

* Capital share transactions are as follows:
                                                                                 Shares           Value
                                                                                --------       -----------
    For the year ended June 30, 1999
    Shares purchased ....................................................         92,691       $ 2,689,318
    Shares reinvested ...................................................        130,052         4,150,518
    Shares redeemed .....................................................       (607,025)      (17,368,671)
                                                                                --------       -----------
      Net decrease ......................................................       (384,282)      (10,528,835)
                                                                                ========       ===========

    For the year ended June 30, 1998
    Shares purchased ....................................................        276,170       $ 8,769,576
    Shares reinvested ...................................................        269,399         7,901,583
    Shares redeemed .....................................................       (208,748)       (6,599,134)
                                                                                --------       -----------
      Net increase ......................................................        336,821       $10,072,025
                                                                                ========       ===========

** Undistributed net investment income $54,534 & $99,768, respectively

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------
         The Table below sets forth financial data for a share of capital stock outstanding throughout each year presented.


                                                                                             Years ended June 30,
                                                                           --------------------------------------------------
                                                                             1999      1998       1997       1996       1995
                                                                           -------   -------    -------    -------    -------
Net asset value, beginning of year ..................................      $ 33.28   $ 31.53    $ 26.42    $ 22.92    $ 20.45
                                                                           -------   -------    -------    -------    -------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income .............................................      $  0.08   $  0.09    $  0.15    $  0.17    $  0.22
  Net gains on securities (both
    realized and unrealized) ........................................        (1.96)     5.41       7.60       5.42       3.77
                                                                           -------   -------    -------    -------    -------
    Total from investment
      operations ....................................................        (1.88)     5.50       7.75       5.59       3.99
                                                                           -------   -------    -------    -------    -------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income ..........................................................        (0.09)    (0.13)     (0.15)     (0.21)     (0.20)
  Distributions from capital gains ..................................        (1.67)    (3.62)     (2.49)     (1.88)     (1.32)
                                                                           -------   -------    -------    -------    -------
    Total distributions .............................................        (1.76)    (3.75)     (2.64)     (2.09)     (1.52)
                                                                           -------   -------    -------    -------    -------

Net asset value, end of year ........................................      $ 29.64   $ 33.28    $ 31.53    $ 26.42    $ 22.92
                                                                           =======   =======    =======    =======    =======

Total Return (1) ....................................................        (6.03)%   19.40%     32.20%     25.92%     21.11%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) ................................      $61,199   $81,512    $66,609    $50,704    $38,506
  Ratio of expenses to average assets ...............................         1.83%     1.75%      1.83%      1.96%      2.06%
  Ratio of net investment income to
    average net assets ..............................................         0.25%     0.30%      0.54%      0.69%      1.03%
  Portfolio Turnover ................................................        25.77%    28.14%     29.48%     38.97%     42.82%

--------------------------------------------------------------------------------

(1) Exclusive of deduction of sales charge imposed on investments prior to July 3, 1995

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                 June 30, 1999
--------------------------------------------------------------------------------

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

  Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

  Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

  Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, 50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

         PFPC Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater. PFPC agreed to reduce its minimum annual fee to $75,000 for the six months ended December 31, 1998. On January 1, 1999 PFPC resumed its minimum annual fee of $100,000.

         PNC Bank acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

         Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney did not receive brokerage commissions for the fiscal year ended June 30, 1999.

         Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

         If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the year ended June 30, 1999.

         Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $23,000 from the Fund for legal services rendered during the year.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                           June 30, 1999 (Continued)
--------------------------------------------------------------------------------

C. Purchases and sales of securities, other than short-term obligations, aggregated $16,640,863 and $28,864,145, respectively, for the year ended June 30, 1999.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

E. Addison Capital Shares, Inc. distributed a total Long Term Capital Gain Dividend of $4,082,558, or $1.6669 per share, during the fiscal year ending June 30, 1999.

         Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distributed amounts to be used by calendar year tax payers on their Federal income tax returns will be reflected on 1099-DIV forms, which will be mailed in January, 2000.

         On July 1, 1999 Addison Capital Shares, Inc. distributed to its shareholders, $.0264 per share of ordinary income, and $1.3950 per share of Long Term Capital Gains.

--------------------------------------------------------------------------------
               Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Addison Capital Shares, Inc.

         We have audited the accompanying statement of assets and liabilities of Addison Capital Shares, Inc., including the schedule of portfolio investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the company's management. Our responsibility is to express an opinion on these financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Addison Capital Shares, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principals.

                                                           TAIT,  WELLER & BAKER

Philadelphia, Pennsylvania
July 9, 1998

                      (This Page Intentionally Left Blank)

Directors & Officers
Rudolph C. Sander
         Chairman of the Board
Radcliff Cheston
         President & Chief Executive
Margaret M. Healy
         Director
Charles E. Mather, III
         Director
William R. Dimeling
         Director
James Wolitarsky
         Treasurer, Chief Accounting Officer
         & Chief Financial Officer
James V. Kelly
         Vice President
Michael R. Patitucci
         Vice President
Charles J. Sullivan
         Vice President
James W. Jennings
Secretary

Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103

Distributor
JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
Philadelphia, PA 19103

Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

                                     Addison
                           ==========================
                                     Capital
                           ==========================
                                     Shares




                                Distributed by:
                                     [LOGO]
                            Janney Montgomery Scott
                                      INC.


                                 Annual Report
                                to Shareholders
                                 June 30, 1999